Exhibit 4.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                           CUSIP NO. 82509N 10 3

----------                                                        --------------
  NUMBER                            N/C TO:                            SHARES
----------                  SHOPPING SHERLOCK, INC.               --------------

                              AIDA INDUSTRIES, INC.

                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $.001


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF



          --- Shares of AIDA INDUSTRIES, INC. Common Stock ----

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


                             AIDA INDUSTRIES, INC.
                                 CORPORATE SEAL
                                    FLORIDA
-------------------------                             --------------------------
                 Secretary                                             President



                           COUNTERSIGNED & REGISTERED

                               -------------------------------------------------
                               COUNTERSIGNED Transfer Agent-Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM -- as tenants in common
          TEN ENT -- as tenants by the entireties
          JT TEN -- as joint tenants with right of survivorship and not as tenants in common

          UNIF GIFT MIN ACT ............. Custodian .................
                               (Cust)                   (Minor)
                            under Uniform Gifts to Minors
                            Act .....................................
                                           (State)

       Additional abbreviations may be used though not in the above list.


  FOR VALUE RECEIVED, ----------------- hereby sell, assign and transfer unto

                     --------------------------------------
                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                     --------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPRWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated -----------------------


---------------------------------------------------------

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
             AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER